N-SAR Item 77Q(3) Exhibit

     Certification

     I, Carol A. Kosel, certify that:





1.I have reviewed this report on Form N-SAR of Evergreen Municipal Trust;





2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations and changes in net assets of the registrant as of, and for, the periods presented in this report;

4.The  registrant's  other  certifying   officers  and  I  are  responsible  for
establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2( c) under the Investment Company Act) for the registrant and have:

a.designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c.presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;





5.The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors:

a.All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b.Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6.The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

     Date:






     Carol A. Kosel
     Principal Financial Officer
     Evergreen Investments

                            N-SAR Item 77Q(3) Exhibit

     Certification

     I, William M. Ennis, certify that:





1.I have reviewed this report on Form N-SAR of Evergreen Municipal Trust;





2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations and changes in net assets of the registrant as of, and for, the periods presented in this report;

4.The  registrant's  other  certifying   officers  and  I  are  responsible  for
establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2( c) under the Investment Company Act) for the registrant and have:

a.designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c.presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;





5.The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors:

a.All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b.Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6.The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

     Date:






     William M. Ennis
     Principal Executive Officer
     Evergreen Investments

     Because the electronic format of filing Form N-SAR does not provide adequate space for responding to Items 72DD, 73A, 74U and 74V correctly, the correct answers are as follows:

     Evergreen Florida High Municipal Bond Fund

                  72DD              73A              74U               74V


                  Dollar            Per Share        Shares


                  Distributions     Distributions    Outstanding       NAV

     Class A      11,217,036        0.58             19,187,583        10.25


     Class B      6,324,093         0.50             13,251,065        10.25


     Class C      825,828  0.50             2,209,607         10.25


     Class I      5,095,105         0.61             8,929,732         10.25



     Evergreen Florida Municipal Bond Fund

                  72DD              73A              74U               74V


                  Dollar            Per Share        Shares


                  Distributions     Distributions    Outstanding       NAV

     Class A      6,156,026         0.46             13,969,865        9.48


     Class B      1,326,600         0.37             3,242,897         9.48


     Class C      316,846  0.37             1,032,154         9.48


     Class I      14,618,456        0.47             29,681,483        9.48





     Evergreen Georgia Municipal Bond Fund

                  72DD              73A              74U               74V


                  Dollar            Per Share        Shares


                  Distributions     Distributions    Outstanding       NAV

     Class A      600,022  0.45             1,812,730         10.24


     Class B      602,413  0.38             1,715,625         10.24


     Class C      1,694             0.16             400,053  10.24


     Class I      4,338,004         0.48             19,258,800        10.24





     Evergreen Maryland Municipal Bond Fund

                  72DD              73A              74U               74V


                  Dollar            Per Share        Shares


                  Distributions     Distributions    Outstanding       NAV

     Class A      953,656  0.46             2,086,641         11.13


     Class B      253,963  0.38             823,012  11.13


     Class C      79,479   0.38             281,394  11.13


     Class I      1,297,290         0.49             2,965,391         11.13





     Evergreen North Carolina Municipal Bond Fund

                  72DD              73A              74U               74V


                  Dollar            Per Share        Shares


                  Distributions     Distributions    Outstanding       NAV

     Class A      2,211,372         0.49             6,973,093         10.43


     Class B      827,749  0.41             1,762,204         10.43


     Class C      3,381             0.17             83,934                10.43


     Class I      13,996,567        0.51             57,514,854        10.43





     Evergreen South Carolina Municipal Bond Fund

                  72DD              73A              74U               74V


                  Dollar            Per Share        Shares


                  Distributions     Distributions    Outstanding       NAV

     Class A      730,104  0.44             5,754,830         10.36


     Class B      207,815  0.36             788,050  10.36


     Class C      992               0.15             19,716            10.36


     Class I      5,177,465         0.46             33,290,203        10.36





     Evergreen Virginia Municipal Bond Fund

                  72DD              73A              74U               74V


                  Dollar            Per Share        Shares


                  Distributions     Distributions    Outstanding       NAV

     Class A      2,782,270         0.45             7,391,465         10.48


     Class B      693,610  0.37             2,126,748         10.48


     Class C      2,620             0.16             78,981            10.48


     Class I      5,772,061         0.48             21,076,185        10.48